Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

The Company has the following wholly owned subsidiaries as of December 31, 2022:

Name	State of Organization
Global Medical REIT L.P.	Delaware
Global Medical REIT GP LLC	Delaware
Inter-American Management LLC	Delaware
GMR Omaha, LLC	Delaware
GMR Asheville, LLC	Delaware
GMR Pittsburgh, LLC	Delaware
GMR Plano, LLC	Delaware
GMR Memphis, LLC	Delaware
GMR Melbourne, LLC	Delaware
GMR Westland, LLC	Delaware
GMR Memphis Exeter, LLC	Delaware
GMR Reading, LLC	Delaware
GMR East Orange, LLC	Delaware
GMR Sandusky, LLC	Delaware
GMR Watertown, LLC	Delaware
GMR Carson City, LLC	Delaware
GMR Ellijay, LLC	Delaware
GMR Las Cruces, LLC	Delaware
GMR Altoona, LLC	Delaware
GMR Mechanicsburg, LLC	Delaware
GMR Mesa, LLC	Delaware
GMR Lewisburg, LLC	Delaware
GMR Cape Coral, LLC	Delaware
GMR Clermont, LLC	Delaware
GMR Prescott, LLC	Delaware
GMR Oklahoma City, LLC	Delaware
GMR Flower Mound, LLC	Delaware
GMR Fort Worth, LLC	Delaware
GMR Lubbock, LLC	Delaware
GMR Sherman, LLC	Delaware
GMR Brockport, LLC	Delaware
GMR Austin, LLC	Delaware
GMR Germantown, LLC	Delaware
GMR Fremont, LLC	Delaware
GMR Moline, LLC	Delaware
GMR Albertville, LLC	Delaware
GMR Lee's Summit, LLC	Delaware
GMR Wyomissing, LLC	Delaware
GMR Amarillo, LLC	Delaware
GMR Gainesville, LLC	Delaware
GMR Saint George, LLC	Delaware
GMR Silvis, LLC	Delaware
GMR Indianapolis, LLC	Delaware
GMR Orlando, LLC	Delaware

GMR Bountiful, LLC	Delaware
GMR East Dallas Hospital, LLC	Delaware
GMR East Dallas Land, LLC	Delaware
GMR Belpre, LLC	Delaware
GMR McAllen, LLC	Delaware
GMR Derby, LLC	Delaware
GMR Southern IL, LLC	Delaware
GMR Cincinnati Beechmont, LLC	Delaware
GMR Southern IL Carbondale, LLC	Delaware
GMR Southern IL Shiloh 1191, LLC	Delaware
GMR Southern IL Shiloh 1197, LLC	Delaware
GMR Melbourne Pine, LLC	Delaware
GMR Vernon, LLC	Delaware
GMR Vernon Keynote, LLC	Delaware
GMR Corona, LLC	Delaware
GMR Zachary, LLC	Delaware
GMR Chandler Dobson, LLC	Delaware
GMR Chandler Pecos I, LLC	Delaware
GMR Chandler Pecos II, LLC	Delaware
GMR Chandler Val Vista I, LLC	Delaware
GMR Las Vegas, LLC	Delaware
GMR Oklahoma Northwest, LLC	Delaware
GMR South Bend, LLC	Delaware
GMR Surprise, LLC	Delaware
GMR Lansing Jolly 3390, LLC	Delaware
GMR Lansing Jolly 3394, LLC	Delaware
GMR Lansing Jolly 3400, LLC	Delaware
GMR Lansing Patient, LLC	Delaware
GMR Bannockburn, LLC	Delaware
GMR San Marcos, LLC	Delaware
GMR Morgantown, LLC	Delaware
GMR Gilbert, LLC	Delaware
GMR Livonia, LLC	Delaware
GMR Aurora, LLC	Delaware
GMR Beaumont, LLC	Delaware
GMR Bastrop, LLC	Delaware
GMR Greenwood, LLC	Delaware
GMR Panama City Chipley, LLC	Delaware
GMR Panama City PCB, LLC	Delaware
GMR Panama City, LLC	Delaware
GMR Jacksonville Ponte Vedra, LLC	Delaware
GMR Jacksonville Riverside, LLC	Delaware
GMR Clinton, LLC	Delaware
GMR High Point, LLC	Delaware
GMR Grand Rapids Beltline, LLC	Delaware
GMR Grand Rapids Main, LLC	Delaware
GMR Grand Rapids Walker, LLC	Delaware
GMR Grand Rapids Wilson, LLC	Delaware
GMR West Allis, LLC	Delaware
GMR Dumfries, LLC	Delaware

GMR Fairfax, LLC	Delaware
GMR Rosedale 5233, LLC	Delaware
GMR Rosedale 5235, LLC	Delaware
GMR Centerville, LLC	Delaware
GMR Winston-Salem, LLC	Delaware
GMR Lancaster, LLC	Delaware
GMR Decatur, LLC	Delaware
GMR Jackson, LLC	Delaware
GMR Plymouth, LLC	Delaware
GMR Sheboygan, LLC	Delaware
GMR Cape Girardeau, LLC	Delaware
GMR Hudson, LLC	Delaware
GMR Spring Hill County Line, LLC	Delaware
GMR Spring Hill Medical Center, LLC	Delaware
GMR Traverse City, LLC	Delaware
GMR Las Vegas Pecos, LLC	Delaware
GMR Las Vegas Warm Springs, LLC	Delaware
GMR West El Paso, LLC	Delaware
GMR El Paso, LLC	Delaware
GMR Syracuse, LLC	Delaware
GMR Yuma 20, LLC	Delaware
GMR Yuma 25, LLC	Delaware
GMR Pensacola Market, LLC	Delaware
GMR Dallas North Central, LLC	Delaware
GMR East Grand Forks, LLC	Delaware
GMR Pensacola Grande, LLC	Delaware
GMR Pensacola Davis, LLC	Delaware
GMR Venice, LLC	Delaware
GMR Lake Orion, LLC	Delaware
GMR Fort Worth Overton Ridge, LLC	Delaware
GMR Coos Bay, LLC	Delaware
GMR Fort Myers Park Royal, LLC	Delaware
GMR Fort Myers Camelot, LLC	Delaware
GMR Cape Coral Viscaya 1265, LLC	Delaware
GMR Cape Coral Viscaya 1261, LLC	Delaware
GMR Cape Coral Viscaya 1255, LLC	Delaware
GMR Cape Coral Southeast, LLC	Delaware
GMR Port St. Lucie, LLC	Delaware
GMR Tallahassee, LLC	Delaware
GMR Caledonia, LLC	Delaware
GMR Forsyth 241 Weaver, LLC	Delaware
GMR Forsyth 389 Weaver, LLC	Delaware
GMR North Charleston, LLC	Delaware
GMR Lemoyne, LLC	Delaware
GMR Munster, LLC	Delaware
GMR Jackson - GI, LLC	Delaware
GMR Hialeah, LLC	Delaware
GMR Athens-600, LLC	Delaware
GMR Oklahoma City A, LLC	Delaware
GMR Mentor, LLC	Delaware
GMR Athens-200, LLC	Delaware
GMR Gainesville Sherwood, LLC	Delaware
GMR Sarasota, LLC	Delaware
GMR Paris, LLC	Delaware
GMR Lee's Summit Northeast, LLC	Delaware
GMR Greenwood Emerson, LLC	Delaware
GMR Rocky Point, LLC	Delaware
GMR Fairbanks, LLC	Delaware

GMR Danville, LLC	Delaware
GMR Frankfort, LLC	Delaware
GMR London, LLC	Delaware
GMR Somerset, LLC	Delaware
GMR Fairfax Hamaker, LLC	Delaware
GMR White House, LLC	Delaware
GMR Glenview, LLC	Delaware
GMR Toledo, LLC	Delaware
GMR Gatwick, LLC	Delaware
GMR Wyoming, LLC	Delaware
GMR Canandaigua, LLC	Delaware
GMR Lake Geneva, LLC	Delaware
GMR Hermitage Garden Way, LLC	Delaware
GMR Bowling Green, LLC	Delaware